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                                  EXHIBIT 11(B)

                             Consent of Ropes & Gray



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                               CONSENT OF COUNSEL


         We hereby consent to the use of our name and the references to our firm under the caption "Legal Counsel" included in or made a part of Post-Effective Amendment No. 14 to the Registration Statement of the BB&T Mutual Funds Group on Form N-1A under the Securities Act of 1933, as amended.



                                                     /s/ ROPES & GRAY

                                                     ROPES & GRAY


Washington, D.C.

November 25, 1998